UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

(650) 577-5200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WAGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2019, WageWorks, Inc. (NYSE: WAGE) made available on the “Investors Relations” page of its website at http://www.wageworks.com a slide presentation related to its financial results for the second quarter ended June 30, 2019. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K will not be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Non-GAAP Financial Information

In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials in Exhibit 99.1 include non-GAAP information. The Company believes the presentation of non-GAAP measures including Total Operating Expenses (excluding excess restatement and merger-related costs), Non-GAAP Operating Income, Adjusted EBITDA, Adjusted EBITDA excluding Restatement and Merger-Related Costs, Adjusted EBITDA Margin, Non-GAAP Net Income, Non-GAAP Earnings Per Share and Net Cash Position provides useful supplemental information to investors with regard to its core operating performance, and are used by the Company’s management to assess the performance of the Company’s business for planning and forecasting in subsequent periods as well as to compare financial results period-over-period. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of the non-GAAP information to GAAP is available as an appendix to Exhibit 99.1.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks filed with the SEC a definitive proxy statement, including a form of proxy card, on July 29, 2019. The definitive proxy statement and form of proxy card have been mailed to WageWorks’ stockholders. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials filed in connection with the proposed transaction, and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ proxy statement on Schedule 14A filed with the SEC on July 29, 2019 and WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental Financial Presentation Q2 2019 dated August 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: August 8, 2019	By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer